UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2015
Date of Report (Date of earliest event reported)

ARTEX CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-183797	41-2282815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sos. Iancului Nr. 60, Apt. 1, Sector 2 Suite 215 Bucaresti Sos. Iancu Romania		021727
(Address of principal executive offices)		(Zip Code)

(480) 830-2700
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 16, 2015, the Board of Directors of Artex Corp. (“Company”) adopted a resolution to change the Company's fiscal year end from February 28 to December 31, effective immediately as of the date of such board resolution.  Under the applicable rules of the Securities and Exchange Commission, the Company intends to file a transition report on Form 10-QT for the quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEX CORP.

DATE: July 17, 2015

By: /s/ Radu Cosmin Monda
Name: Radu Cosmin Monda
Title:   CEO